Exhibit 10.1

Execution Version

SEVENTH AMENDMENT

SEVENTH AMENDMENT, dated as of September 19, 2023 (this “Amendment”), by and among MATIV HOLDINGS, INC. (F/K/A SCHWEITZER-MAUDUIT INTERNATIONAL, INC.), a Delaware corporation (“Parent” or “U.S. Borrower”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 (“SWM Luxembourg” and, together with U.S. Borrower, the “Borrowers” and, individually, each a “Borrower”), the Lenders party hereto (which constitute the Required Lenders and the Required TLA/DDTL/RC Lenders as of the Seventh Amendment Effective Date (as defined below)) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders from time to time party thereto, the other agents party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, previously entered into that certain Credit Agreement, dated as of September 25, 2018 (as amended, supplemented or otherwise modified prior to the Seventh Amendment Effective Date, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Parent entered into an offer letter (the “Offer Letter”), dated as of August 1, 2023, with Evergreen Hill Enterprise Pte. Ltd., an affiliate of PT Bukit Muria Jaya (“Buyer”) pursuant to which Buyer made a binding offer to acquire Parent’s Engineered Papers business by purchasing the Equity Interests (as defined in the Offer Letter); and

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrowers, the Administrative Agent and the Lenders party to this Amendment, which constitute the Required Lenders and the Required TLA/DDTL/RC Lenders as of the Seventh Amendment Effective Date, have agreed to amend the Existing Credit Agreement as set forth herein to permit the consummation of the 2023 Transaction (as defined below) under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Certain Amendments to the Existing Credit Agreement and Loan Documents. The Existing Credit Agreement is, effective as of the Seventh Amendment Effective Date, hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:

“2023 Transaction” means the disposition by Parent or its Subsidiaries of the Equity Interests (as defined in the Offer Letter) to Buyer (as defined in the Offer Letter) pursuant to and in accordance with the Offer Letter.

“Offer Letter” means the Offer Letter, dated August 1, 2023, between Mativ Holdings, Inc. and Evergreen Hill Enterprise Pte. Ltd., including the form of the purchase agreement attached thereto and the schedules and exhibits to such form of purchase agreement, in each case, as in effect on the Seventh Amendment Effective Date and after giving effect to any modifications, amendments, consents or waivers thereto, other than those modifications, amendments, consents or waivers that are materially adverse to the interests of the Lenders (in their capacities as such), unless consented to in advance in writing by the Administrative Agent in its sole discretion.

“Seventh Amendment” means the Seventh Amendment, dated as of September 19, 2023, among the Borrowers, the Lenders party thereto and the Administrative Agent.

(b) The definition of “Asset Sale Prepayment Event” in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following as a new clause (c) to such definition:

“or (c) the 2023 Transaction.”

(c) Section 6.11(b)(ii) of the Existing Credit Agreement is hereby replaced in its entirety with the following:

“(ii) Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending on and after the Delayed Draw Closing Date, the ratio set forth opposite such fiscal quarter in the table below:

Fiscal quarter ending	Maximum Net Debt to EBITDA Ratio

September 30, 2022	5.50 to 1.00

December 31, 2022	5.50 to 1.00

March 31, 2023	5.25 to 1.00

June 30, 2023	5.00 to 1.00

September 30, 2023	4.75 to 1.00

December 31, 2023	(a) Solely if the 2023 Transaction has not been consummated on or before December 31, 2023, 4.75 to 1.00, or (b) otherwise, 4.50 to 1.00

March 31, 2024 and thereafter	4.50 to 1.00

provided, however, that notwithstanding the foregoing, after December 31, 2023, during any Material Acquisition Period, the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending during such Material Acquisition Period, 5.00 to 1.00.

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Notwithstanding anything to the contrary contained herein, solely for purposes of this Section 6.11, in no event shall there be more than one Material Acquisition Period during any six fiscal quarter period.”

(d) Section 6.04 of the Existing Credit Agreement is hereby amended by adding the following as a new clause (vii) to the end of such Section:

“and (vii) the 2023 Transaction so long as the Net Cash Proceeds received by Parent, any Loan Guarantor or any Restricted Subsidiary of Parent or a Loan Guarantor, are used to prepay the Term Loans in accordance with Section 2.11(e), without giving effect to the proviso to Section 2.11(e), which proviso shall not apply to all or any portion of such Net Cash Proceeds; provided that the 2023 Transaction may only be made in reliance on this clause (vii) and may not be made in reliance on any other clauses of, or exceptions to, this Section 6.04.”

SECTION 2. Amendment Effectiveness. This Amendment shall become effective on and as of the first date on which the following conditions have been satisfied (such date, the “Seventh Amendment Effective Date”):

(a) Executed Amendment. The Administrative Agent (or its counsel) shall have received from each Borrower, the Administrative Agent and the Lenders which constitute the Required Lenders and the Required TLA/DDTL/RC Lenders as of the Seventh Amendment Effective Date either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; and

(b) Fees and Expenses. The Administrative Agent shall have received for the account of each applicable Person, (i) any fees or other payments owing from the Borrowers in respect of this Amendment as separately agreed in writing by the Borrowers, and (ii) reimbursement or payment of the Administrative Agent’s reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) incurred in connection with this Amendment, required to be reimbursed or paid by any Loan Party hereunder or under another Loan Document, and invoiced to the Borrowers at least one Business Day prior to the date hereof.

SECTION 3. Representations and Warranties. On and as of the Seventh Amendment Effective Date, immediately upon giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender that (x) this Amendment has been duly authorized, executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (y) (A) no Default or Event of Default has occurred and is continuing and (B) the representations and warranties in Article III of the Credit Agreement are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects (after giving effect to such qualifications)) on and as of the Seventh Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made or for the respective period, as the case may be.

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SECTION 4. No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the Credit Agreement, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) or of any other term or condition of the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement), nor shall the entering into of this Amendment preclude the Agent or the Lenders from refusing to enter into any further waivers or amendments with respect to the Existing Credit Agreement. All references to the Existing Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Seventh Amendment Effective Date be deemed to refer to the Credit Agreement, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Seventh Amendment Effective Date, the Credit Agreement. This Amendment shall be a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

SECTION 5. Headings; Severability. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 7. Governing Law; Jurisdiction.

(a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) This Amendment will be subject to the provisions of Section 9.09 of the Credit Agreement, mutatis mutandis.

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SECTION 8. Reaffirmation.

(a) Each Borrower, on behalf of itself and each other Loan Party, hereby (i) expressly acknowledges the terms of the Credit Agreement (as amended by this Amendment), (ii) ratifies and affirms their respective obligations under the Loan Documents (including guarantees and security agreements as amended by this Amendment) executed by the undersigned, (iii) acknowledges, renews and extends their respective continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, (iv) agrees that each Collateral Document secures all Secured Obligations of the Loan Parties in accordance with the terms thereof and (v) confirms this Amendment does not represent a novation of any Loan Document or of any Secured Obligations. Each Borrower, on behalf of itself and each other Loan Party, ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which such Loan Party is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations.

(b) Each Borrower, on behalf of itself and each other Loan Party, hereby reaffirms, as of the Seventh Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which such Loan Party is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby and (ii) their respective guarantee of payment of the Secured Obligations pursuant to the Subsidiary Guaranty.

(c) Parent hereby reaffirms, as of the Seventh Amendment Effective Date, its guarantee of payment of the Secured Obligations pursuant to Article X of the Credit Agreement.

(d) Each Borrower, on behalf of itself and each other Loan Party, hereby acknowledges and agrees that the acceptance by the Administrative Agent and each applicable Lender of this document shall not be construed in any manner to establish any course of dealing on such Person’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized, as of the date first written above.

MATIV HOLDINGS, INC.,
as a Borrower

By:	/s/ Greg Weitzel
	Name:	Greg Weitzel
	Title:	Chief Financial Officer

SWM LUXEMBOURG,
as a Borrower

By:	/s/ Kelly Lawler
	Name:	Kelly Lawler
	Title:	type A Manager

By:	/s/ Katrin Hanske
	Name:	Katrin Hanske
	Title:	type B Manager

[SWM—Seventh Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Laura Woodward
	Name:	Laura Woodward
	Title:	Vice President

[SWM—Seventh Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Sr. Vice President

[SWM – Signature Page to Seventh Amendment]

BARCLAYS BANK PLC, as a Revolving Lender, an Issuing Bank, a Delayed Draw Term Lender

By:	/s/ Charlene Saldanha
	Name:	Charlene Saldanha
	Title:	Vice President

[SWM – Signature Page to Seventh Amendment]

CITIZENS BANK, N.A., as a Revolving Lender, an Issuing Bank, and a Delayed Draw Term Lender

By:	/s/ Bryan L. Bains
Bryan L. Bains
Vice President

[SWM – Signature Page to Seventh Amendment]

Truist Bank, as a Revolving Lender, an Issuing Bank and a Term A Lender

By:	/s/ Christian Jacobsen
	Name:	Christian Jacobsen
	Title:	Director

[SWM – Signature Page to Seventh Amendment]

Bank of Montreal, as a Revolving Lender and a Delayed Draw Term Lender

By:	/s/ Thomas Hasenauer
	Name:	Thomas Hasenauer
	Title:	Managing Director

[SWM – Signature Page to Seventh Amendment]

Bank of Montreal, London Branch, as a Revolving Lender

By:	/s/ Richard Pittam
	Name:	Richard Pittam
	Title:	Managing Director

By:	/s/ Scott Matthews
	Name:	Scott Matthews
	Title:	CFO

[SWM – Signature Page to Seventh Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Co-Documentation Agent, Revolving Lender, and a Delayed Draw Term Lender

By:	/s/ Paul Shaer
	Name:	Paul Shaer
	Title:	Duly Authorized Signatory

SWM – Signature Page to Seventh Amendment

MUFG BANK, LTD., as a Lender

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

[Mativ—Seventh Amendment to Credit Agreement]

PNC Bank, National Association, as a Revolving Lender and a Term A Lender

By:	/s/ Amy Tallia
	Name:	Amy Tallia
	Title:	Senior Vice President

[SWM – Signature Page to Seventh Amendment]

City National Bank, as a Revolving Lender, and a Delayed Draw Term Lender

By:	/s/ Edward Wooten
	Name:	Edward Wooten
	Title:	Senior Vice President

[SWM – Signature Page to Seventh Amendment]

Fifth Third Bank, National Association, as a Revolving Lender, and a Delayed Draw Term Lender

By:	/s/ Taylor Beringer
	Name:	Taylor Beringer
	Title:	Senior Vice President

[SWM – Signature Page to Seventh Amendment]

HSBC Bank USA, National Association, as a Revolving Lender and a Delayed Draw Term Lender

By:	/s/ Ketak Sampat
Name: Ketak Sampat
Title: Senior Vice President

[SWM – Signature Page to Seventh Amendment]

RESTRICTED

Wells Fargo Bank, N.A., as a Revolving Lender and a Delayed Draw Term Lender

By:	/s/ Andrew Gentles
	Name:	Andrew Gentles
	Title:	Senior Vice President

[SWM – Signature Page to Seventh Amendment]

Hayfin Kingsland VIII, Ltd, as a Delayed Draw Term Lender, By: Hayfin Capital Management LLC as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorised Signatory

[SWM – Signature Page to Seventh Amendment]

Hayfin Kingsland IX, Ltd, as a Delayed Draw Term Lender, By: Hayfin Capital Management LLC as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorised Signatory

[SWM – Signature Page to Seventh Amendment]

Hayfin Kingsland X, Ltd, as a Delayed Draw Term Lender,
By: Hayfin Capital Management LLC as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorised Signatory

[SWM – Signature Page to Seventh Amendment]

AgFirst Farm Credit Bank, as a Revolving Lender, a Delayed Draw Term Lender, and a Term A Lender

By:	/s/ Steven J. O’Shea
	Name:	Steven J. O’Shea
	Title:	Senior Vice President

[SWM – Signature Page to Seventh Amendment]

Farm Credit Bank of Texas

By:	/s/ John McCarty
	Name:	John McCarty
	Title:	Director, Capital Markets

[SWM – Signature Page to Seventh Amendment]

American AgCredit, as a Revolving Lender Voting Participant, a Delayed Draw Term Lender Voting Participant, and a Term A Lender Voting Participant

By:	/s/ Raina Porecha
	Name:	Raina Porecha
	Title:	Vice President

[SWM – Signature Page to Seventh Amendment]

Farm Credit Mid-America, FLCA, as a Revolving Lender Voting Participant, a Delayed Draw Term Lender Voting Participant, and a Term A Lender Voting Participant

By:	/s/ Tabatha Hamilton
	Name:	Tabatha Hamilton
	Title:	Vice President Food and Agribusiness

[SWM – Signature Page to Seventh Amendment]

GreenStone Farm Credit Services, FLCA, as a Revolving Lender Voting Participant, a Delayed Draw Term Lender Voting Participant, and a Term A Lender Voting Participant

By:	/s/ Shane Prichard
	Name:	Shane Prichard
	Title:	VP of Capital Markets

[SWM – Signature Page to Seventh Amendment]

Compeer Financial, FLCA, as a Revolving Lender Voting Participant, a Delayed Draw Term Lender Voting Participant, and a Term A Lender Voting Participant

By:	/s/ Mike C. Hawkins
	Name:	Mike C. Hawkins
	Title:	Director, Capital Markets

[SWM – Signature Page to Seventh Amendment]

[Term B Lender Signatures Held with the Administrative Agent]